UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Boulevard, Suite 640, Boca Raton, FL 33432

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per shares	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2023, the Compensation Committee of the Board of Directors of INmune Bio, Inc. (the “Company”) approved the issuance of an option to each non-employee director (“Optionee”) to purchase 35,000 shares of the Company’s common stock with an exercise price of $9.74 under the Company’s 2021 Stock Incentive Plan (the “2021 Plan”). One third (1/3) of the options will vest at the one-year anniversary of the date of grant and the remaining unvested option will become vested and exercisable 1/24th every month thereafter until the option is 100% vested, which shall occur on the three-year anniversary of the date of grant. The options of all non-executive directors were granted entirely from the 2021 Plan, except Marcia Allen. Ms. Allen was granted 19,024 options pursuant to the 2021 Plan, 7,313 options granted pursuant to the 2019 Stock Incentive Plan and 8,663 options granted pursuant to the 2017 Stock Incentive Plan. The Company has executed a stock option agreement with each Optionee.

On February 16, 2023, the Compensation Committee of the Board of Directors of the Company approved the issuance of options to Ramond J. Tesi, the Company’s Chief Executive Officer, and David Moss, the Company’s Chief Financial Officer, each to purchase 160,000 shares of common stock at an exercise price of $9.74 per share. One third (1/3) of the options will vest at the one-year anniversary of date of grant and the remaining unvested option will become vested and exercisable 1/24th every month thereafter until the option is 100% vested, which shall occur on the three-year anniversary of the date of grant. The options were granted from the 2021 Plan. The Company has executed a stock option agreement with Dr. Tesi and Mr. Moss.

The option grants referenced above are qualified by reference to their respective form of option agreement, each of which is being filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No	Description
10.1	Form of Option Agreement between the Company and Non-Employee Directors (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2021)
10.2	Form of Option Agreement for Employees of the Company (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: February 22, 2023	By:	/s/ David Moss
David Moss
Chief Financial Officer

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